                                                                   Exhibit 10.13

                             PURCHASE AGREEMENT



PURCHASE  AGREEMENT ("Agreement"), dated December 20, 2000 between Home Gold
                                         -----------------
Inc. ("Seller"), a corporation organized under the laws of the State of South Carolina, and New Freedom Mortgage Corporation ("Purchaser"), a corporation organized under the laws of the State of Utah.

Seller and Purchaser agree as follows:

1. PURCHASE AND SALE OF RECEIVABLES AND RELATED ASSETS: Purchaser purchases from Seller and Seller sells to Purchaser all of Seller's interest in the Receivables identified on Schedule "A." The term "Receivables" means:

    1. All debts and obligations, including but not limited to the obligations of any cosigner or guarantor;

    2. All security instruments securing the debts and obligations, including but not limited to mortgages, deeds of trust, and deeds to secure debt;

    3. All instruments and documents evidencing or related to the debts and obligations, including but not limited to credit reports, lien search reports, files, and ledger cards or their computer equivalent;

    4. All policies or certificates of insurance in force on collateral securing any debt or obligation or insuring Seller as the owner or otherwise as a party in interest;

    5.  All credit insurance related to the debts; and

    6. All pending insurance claims and proceeds related to the debts or collateral.

2. DETERMINATION OF PURCHASE PRICE: The purchase price for the receivables is set forth on the Closing Statement attached as Exhibit "A." If after the execution of the Closing Statement, it appears that an error occurred in computation of the purchase price, the party owing the amount that will correct the overpayment or underpayment, as the case may be, must promptly pay such amount to the other party upon submission of reasonable evidence of such error.

3.  REPRESENTATIONS AND WARRANTIES OF SELLER; REPURCHASE OBLIGATION:

    1.  Seller represents and warrants to Purchaser that:

        1. Seller is the sole owner of the Receivables, free and clear of any liens or other claims;

        2. The Receivables are valid and binding obligations of the obligors, enforceable according to their respective terms, except as may be limited by bankruptcy or receivership;

        3. No obligor has a defense, right of set-off, or counterclaim against the Seller;

        4. There are no written or oral agreements that vary any of the terms of the Receivables, except as set forth in the documents constituting the Receivables;

        5. No Receivable is, on the closing date, sixty days or more contractually past due, in bankruptcy, had any property repossessed, in litigation, a "skip," or a judgment account;

        6. All information concerning the Receivables and the obligors thereon is truly and completely described in the books, records, files, cards and other documents of the Receivables. Information supplied by obligors or other third parties is true and complete to Seller's best knowledge;

        7. All liens included in the Receivables are valid, perfected first or second liens on the property described;

        8. The Receivables comply with all applicable state and federal law, including but not limited to the Federal Consumer Credit Protection Act ("Truth-In-Lending") and Regulation Z, and the Federal Equal Credit Opportunity Act and Regulation B; and

        9. All policies or certificates of credit insurance have been issued or are being issued; and all costs or premiums have been paid to the respective insurers, or if unbilled will be paid promptly by Sellers upon billing by the respective insurers, through the entire term of the policies.

    2. If any of the foregoing warranties and representations are breached, Seller must, upon demand, immediately repurchase from Purchaser any Receivable with respect to which a warranty or representation was breached. The purchase price for the repurchase is 88% (if blank, 100%) of the unpaid balance owing on the contract at the time of the repurchase (unpaid balance for this purpose means principal plus accrued interest on an interest-bearing account and gross unpaid balance less applicable rebate required by law on a precomputed account).

4.  SELLER'S AUTHORITY:  Seller represents and warrants to Purchaser that:

    1. This Agreement is enforceable against Seller in accordance with its terms; and

    2. The signing and delivery by Seller of, and the performance of, this Agreement do not:

        1.  Violate the articles of incorporation or bylaws of Seller;

        2. Breach or result in a default under any existing contractual obligation of Seller; or

        3. Violate or breach any statute, judicial or administrative decree, order, or ruling applicable to Seller or to the Receivables.

5. REPRESENTATIONS AND WARRANTIES OF PURCHASER: Purchaser represents and warrants to Seller that:

    1. This Agreement is enforceable against Purchaser in accordance with its terms; and

    2. The signing and delivery by Purchaser of, and the performance of its agreements in, this Agreement do not:

        1.  Violate the articles of incorporation or bylaws of Purchaser;

        2. Breach or result in a default under any existing contractual obligation of Purchaser; or

        3. Violate or breach any statute, judicial or administrative decree, order, or ruling applicable to Purchaser or to the Receivables.

6. DELIVERIES BY SELLER: Seller must deliver to Purchaser at the closing (except as may be specifically waived in writing by the Purchaser):

    1.  The Receivables listed on Schedule "A;"

    2. If Seller is a corporation, a certified copy of a corporate resolution, substantially in the form of Exhibit "B;"

    3. An Assignment and Power of Attorney substantially in the form of Exhibit "C;"

    4. For Receivables secured by real property, individual assignments of mortgages in a form acceptable to Purchaser; and

    5. Any other necessary and proper documents to assign to Purchaser Seller's interest in property securing the Receivables.

7.  COVENANTS OF SELLER:  Seller covenants as follows:

    1. From the date of the closing, Seller will warrant and defend the title of Purchaser to all of the Receivables. Upon request of Purchaser, Seller at its own expense will do, execute, acknowledge and deliver, such instruments and other documents as may be reasonably required to carry out any of the provisions of this Agreement.

    2. All sums received by or on behalf of Seller after the date of the closing in payment of the Receivables are received for the account of Purchaser and will be promptly paid over to Purchaser by Seller.

8. PURCHASER'S SUBSIDIARIES: Purchaser may designate one or more of its subsidiaries as the Buyer of any Receivable, and the word "Purchaser" as used in this Agreement, whenever applicable, will include the subsidiary; but, Purchaser is responsible for the performance of this Agreement.

9. NO BROKERS: Seller and Purchaser represent and warrant to each other that their respective employees or attorneys negotiated this transaction; no person is entitled to any brokerage commission, finder's fee, adviser's fee or like payment.

10. NATURE AND SURVIVAL OF REPRESENTATIONS, ETC.: All representations and warranties contained in this Agreement will survive after the date of the closing.

11. COSTS AND EXPENSES: Purchaser and Seller must pay their individual costs and expenses incurred in connection with this transaction, including without limitation, fees and disbursements of their respective professional advisers. Neither party has any recourse, right of offset or other claim against the other for those costs and expenses.

12. INDEMNITY: Seller agrees to defend, indemnify, and hold harmless Purchaser and its respective parents, officers, directors, employees, successors and assigns against any and all losses, damages, claims, suits, proceedings, liabilities, costs and expenses, including reasonable attorneys fees incurred by reason of any representation or warranty made by Seller in or in connection with this Agreement having been untrue or incorrect in any respect when made or deemed made, or the breach by Seller of any covenant or agreement made by it in this Agreement, or by reason of any action or proceeding being instituted by any person based upon an allegation or assertion which, if true, would indicate the existence of any of the above circumstances.

13. CONFIDENTIALITY AND NON-SOLICITATION: Neither Seller nor any of its directors, officers, affiliates, employees, agents or representatives may disclose, directly or indirectly, any information concerning the Receivables, other than information that was previously available to the public, or as required by law or regulation. Further, Seller, its directors, officers, affiliates and employees may not solicit any such obligor for the purpose of making a loan or financing a retail sale or lend any money to or finance any sale to said obligors for a period of twenty four (24) months from the execution of this Agreement.

14. NOTICES: All notices and other communications under this Agreement will be in writing and will be deemed to have been duly given if delivered or mailed first class, postage prepaid:

    1.  If to Purchaser, to:  New Freedom Mortgage Corporation
                              2363 South Foothill Drive
                              Salt Lake City, Utah  84109
                              Attention:  Terry Turville

    or to Purchaser at such other address Purchaser will have furnished in writing to Seller;

    1.  If to Seller, to:    Home Gold, Inc.
                             113 Reed Avenue
                             Lexington, SC  29072
                             Attention: General Counsel

    or to Seller at such other address as Seller will have furnished in writing to Purchaser.

15. SPECIFIC PERFORMANCE: Purchaser and Seller recognize that each may be irreparably damaged if this Agreement is not specifically enforced and, therefore, agree that any right or obligation under this Agreement is enforceable in a court of equity by a decree of specific performance. Such remedy, however, is cumulative and not exclusive of any other remedy at law or equity.

16. ENTIRE AGREEMENT: This Agreement and all documents delivered pursuant to this Agreement constitute the entire agreement between the parties. Any amendment of this Agreement is ineffective unless in writing signed by both Purchaser and Seller.

17. WAIVERS: Any waiver of any term of this Agreement is ineffective unless granted in writing signed by the party entitled to the performance of such term. A waiver of any term of this Agreement by any party is not a waiver by such party of any other term under this Agreement nor will a waiver of any breach of a term, condition or obligation constitute a waiver of a subsequent breach of the same term, condition or obligation or of any of its attendant rights.

18. SEVERABILITY: If a court holds that any provision of this Agreement is for any reason invalid, the provision must be enforced to the extent to which it is valid; the parties may enforce the remaining provisions of this Agreement as written, unless enforcement is in manifest violation of the present intention of the parties reflected in this Agreement.

19. COUNTERPARTS: The parties may sign this Agreement in one or more counterparts; each counterpart is an original but all are deemed to be the same instrument.

20. SUCCESSORS: This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns.

21. ARBITRATION: Any controversy or claim arising out of or relating to this agreement or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Any arbitration proceeding provided for by this section shall take place in Dallas, Texas.

Seller:
Home Gold, Inc.                        Purchaser:
                                       New Freedom Mortgage Corporation

By:
                                       By:

(Typed or Printed Name)                (Typed or Printed Name)

Its:                                   Its:
      (Title)                                (Title)

                                 EXHIBIT "A"

                              CLOSING STATEMENT

Seller:                    New Freedom Mortgage Corporation

Purchaser:                 Associates Financial Services Company, Inc.

Date:                      December 20, 2000
                           -----------------
        (check one)
  [ ] Gross [X]Net Balance of Receivables    $2,148,001.00
            times                            15.0875%
  Purchase Price                             $1,823,920.57
  Less Reserve                               $19,234.14
  Net Payable to Seller                      $1,843,154.71

Seller:
Home Gold, Inc.                        Purchaser:
                                       New Freedom Mortgage Corporation

By:
                                       By:

 (Typed or Printed Name)
                                       (Typed or Printed Name)
Its:
 (Title)                               Its:
                                       (Title)

                                 EXHIBIT "B"

                   CERTIFIED COPY OF CORPORATE RESOLUTION


I, ______________________________________________________________________, the
duly elected, qualified and acting Secretary of Home Gold, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of SC (the "Corporation"), do hereby certify that the following is a true, correct and complete copy of a resolution of the Board of Directors of this Corporation, duly adopted by unanimous written consent of the Board of Directors without a meeting dated December 20, 2000 and that such resolution is set forth in the
              -----------------
original minute book of the Corporation and that such resolution has not been rescinded or modified:

     RESOLVED, that this Corporation enter into an agreement (the "Agreement") New Freedom Mortgage Corporation, for the sale by this Corporation of assets consisting of loan and sales finance receivables under such terms and conditions, and at such price, as will be contained in the Agreement; and

     RESOLVED, that the President or any Vice President of this Corporation, be, and he is, hereby authorized to execute the Agreement with such terms and conditions as may be contained therein, the execution being conclusive evidence of its authorization; and such officer is hereby authorized to prepare, execute and deliver such other documents and to take all such action as will be necessary or desirable to effectuate the sale of such assets identified in the Agreement in accordance with the terms and conditions of such Agreement.

I, _____________________________________________________________________________
_________, further certify that Kevin Gates is the _____________________________
President of this Corporation, and the foregoing resolution has not been amended, repealed or modified and is in full force and legal effect as of the date hereof.

Dated:  December 20 2000
        ----------------

                                         Secretary

                                 EXHIBIT "C"

                                 POWER OF ATTORNEY
                      (With Limited Power of Substitution)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Home Gold, Inc., a UT corporation, for and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does by these presents, assign to New Freedom Mortgage Corporation, a Utah, all of its interest in the receivables listed on Schedule "A" of a Purchase Agreement dated December 20, 2000, which Schedule is made a part hereof by
                -----------------
reference.

That for the purpose of collecting, receiving, releasing, endorsing, assigning, and otherwise enjoying the full rights, privileges and benefits which the undersigned has heretofore had, hereby names, constitutes and appoints New Freedom Mortgage Corporation, or any of its authorized agents, employees or representatives, its duly authorized attorney and agent solely with respect to such receivables, with full power and authority to endorse or assign notes or security instruments in our name, to receive and collect any and all monies due and payable under said receivables, to enforce performance of all contracts and instruments covered thereby and for such purposes, to institute suit in its own name, to effect repossession of chattels or to use any other methods or means which New Freedom Mortgage Corporation finds necessary to effect collection and performance; to release any and all liens and instruments of record; to amend, supplement or replace such instruments with other like or similar instruments to extend and modify periods and time of payment; and, generally, to do and perform any and all things necessary and incident in the premises, with equal rights, privileges and powers which the undersigned has had or was entitled to exercise as the owner of said receivables.

Home Gold, Inc. further gives to New Freedom Mortgage Corporation the limited power of substitution and revocation of another party for the purpose and only for the purpose of endorsing or assigning notes or security instruments in our name, and hereby ratifying and confirming all that the attorney in fact, or a substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers.


                                        Home Gold, Inc

(Witness)                               By:


                                        ---------------------------------------
(Witness)                                       (Typed or Printed Name)
                                        Its:
                                                        (Title)

                                 ACKNOWLEDGEMENT
STATE OF            )
                    )  SS.:
COUNTY OF           )

Personally appeared before me, the undersigned authority in and for the said County and State, December 20, 2000, within my jurisdiction, the within named
                  -----------------
__________ who acknowledged that he is the ___________________________________
_______________ of Home Gold, Inc., a SC corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

Witness my hand and official seal.

________________________________    ___________________________________
Notary Public                       My Commission Expires

               APPOINTMENT OF SUBSTITUTE UNDER POWER OF ATTORNEY

To All Whom These Presents Shall Come, Greeting:

     Whereas, Home Gold, Inc., by a power of attorney under its hand dated December 20,2000, appointed the undersigned, New Freedom Mortgage Corporation
----------------
its attorney for it and in its name, with limited power of substitute to appoint another to endorse or assign notes or security instruments Home Gold, Inc., in connection with the receivables listed on Schedule "A" of a Purchase Agreement dated December 20, 2000, which Schedule is made a part hereof by reference.
      -----------------

Now, Therefore, by virtue of such power, New Freedom Mortgage Corporation hereby appoints ________________________ to be the attorney of the said New Freedom Mortgage Corporation for it and in its name, to do and perform only the acts of endorsing or assigning those notes, contracts, and other evidence of debt and the related security instruments listed on Schedule "A" of a Purchase Agreement dated December 20,2000, which Schedule is made a part hereof by reference.
      ----------------


                                        New Freedom Mortgage Corporation

                                        By:
(Witness)

                                        --------------------------------------
(Witness)                                      (Typed or Printed Name)

                                        Its:
                                            ----------------------------------
                                                       (Title)

                                 ACKNOWLEDGEMENT

STATE OF            )
                    )  SS.:
COUNTY OF           )

Personally appeared before me, the undersigned authority in and for the said County and State, December 20, 2000, within my jurisdiction, the within named
                  -----------------
________________________ who acknowledged that he is the ____________________
of New Freedom Mortgage Corporation., a Utah corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

Witness my hand and official seal.

                                    Notary Public
                                    My Commission expires:      _______________

         ADDENDUM TO PURCHASE AND SALE AGREEMENT DATED DECEMBER 20, 2000



The purchase and sale agreement dated December 20, 2000 may also serve as a warehouse repurchased agreement at the closing of HomeGold, Inc.

During the first 15 calendar days after the sale HomeGold may repurchase the loans at 150 basis points plus accrued interest above the schedule purchase price. From day 16 to day 30, HomeGold may repurchase the remaining loans for 250 basis points plus accrued interest above the purchase price amount.

On the 31st day if the loans have not been repurchased by HomeGold Inc., the loans become the sole property of New Freedom Mortgage Corporation, as set forth in the Purchase and Sale agreement dated December 20, 2000.

During the 30-day period HomeGold will service the loans. Any loan remaining on the 31st day will be transferred within 30 days to New Freedom Mortgage.

All original files of loans not repurchased will be shipped to New Freedom from HomeGold within 5 working days.

Time is of the essence.